Exhibit 10.(eeeee)

GUARANTY

THIS GUARANTY (this “Guaranty”) is made as of May 18, 2006 by SHAWKAT RASLAN, residing at 977 King Street, Greenwich, CT 06831 (“Guarantor”), to and for the benefit of CAPITALSOURCE FINANCE LLC, a Delaware limited liability company, for itself as Lender and as agent to each and every Lender under the Credit Agreement described below (“Lender”).

WHEREAS, Access Worldwide Communications, Inc., Ash Creek, Inc., AWWC New Jersey Holdings, Inc., Telemanagement Services, Inc. and TLM Holdings Corp. (individually and collectively, the “Borrower”) and Lender are parties to that certain Revolving Credit, Term Loan and Security Agreement, dated as of June 10, 2003 (as amended, supplemented or modified from time to time, the “Credit Agreement”), pursuant to which Borrower has agreed to borrow from Lender, and Lender has agreed to lend to Borrower, certain amounts pursuant to the Revolving Facility and Term Loan (each as defined in the Credit Agreement), all in accordance with and subject to the terms and conditions set forth in the Credit Agreement, which borrowings are evidenced by the Loan Documents (as defined in the Credit Agreement);

WHEREAS, Borrower wishes to enter into a Sixth Amendment to Revolving Credit, Term Loan and Security Agreement with Lender (“Amendment”) pursuant to which Borrower is requesting additional financing accommodations from Lender;

WHEREAS, as a condition precedent to the obligation of Lender to execute and deliver and perform under the Amendment and the other Loan Documents and to make the Loans and Advances (each as defined in the Credit Agreement) pursuant to the Amendment and Credit Agreement, Guarantor is required, and has agreed, to execute and deliver this Guaranty;

WHEREAS, Lender is willing to execute, deliver and perform under the Amendment, Credit Agreement and the other Loan Documents and to make the Loans and Advances available only upon the condition that Guarantor execute and deliver to Lender this Guaranty and that Guarantor agrees to perform and to comply with his obligations under this Guaranty;

WHEREAS, Guarantor is the CEO of Access Worldwide Communications, Inc. and a shareholder and will receive a direct benefit from the making of the Loans to Borrower pursuant to the Amendment.

NOW, THEREFORE, in consideration of the foregoing and of the covenants and agreements hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, and as an inducement for Lender to enter into the Amendment and the other Loan Documents, Guarantor, intending to be legally bound hereby, agrees as follows:

1. All capitalized terms used in this Guaranty and not defined herein shall have the defined meanings provided in the Credit Agreement. Whenever the context so requires, each reference to gender includes the masculine and feminine, the singular number includes the plural and vice versa. The words “hereof” “herein” and “hereunder” and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision of this Guaranty, and references to section, article, annex, schedule, exhibit and like references are references to this Guaranty unless otherwise specified. A Default or Event of Default shall “continue” or be “continuing” until such Default or Event of Default has been cured or waived by Lender. References in this Guaranty to any Person shall include such Person and its successors and permitted assigns.

2. Guarantor unconditionally and absolutely guarantees (i) the due and punctual payment and performance when due of the Obligations, including without limitation, the principal of the Loans and Advances and the interest thereon and any and all other monies and amounts due or which may become due on or with respect to any of the foregoing, and the due and punctual performance and observance by Borrower of all of the other terms, covenants, agreements and conditions of the Amendment and the other Loan Documents, in any case whether according to the present terms thereof, at any earlier or accelerated date or dates or pursuant to any extension of time or to any change in the terms, covenants, agreements and conditions thereof now or at any time hereafter made or granted, (ii) all liabilities and obligations of Guarantor hereunder, and (iii) all costs, expenses and liabilities (including, without limitation, reasonable attorneys fees and expenses, documentation and diligence fees and legal expenses, and search, audit, recording, professional and filing fees and expenses) that may be incurred or advanced by Lender in any way in connection with the foregoing and/or otherwise required to be paid by Guarantor hereunder (collectively, such items in clauses (i) through (iii) being the “Guaranteed Obligations”). Guarantor acknowledges that this Guaranty shall be deemed a continuing guaranty of the Guaranteed Obligations under the Amendment and the other Loan Documents.

3. The obligations of Guarantor hereunder shall not in any way be affected by the partial or complete unenforceability or invalidity of any other guaranty or surety agreement, pledge, assignment, Lien or other security interest or security for any of the Guaranteed Obligations or of the value, genuineness, validity or enforceability of the Collateral or any of the Guaranteed Obligations.

4. Guarantor hereby represents and warrants to Lender (which representations and warranties shall survive the execution and delivery of this Guaranty and the making of Loans and Advances under the Amendment and Credit Agreement) that: (A) Guarantor is an individual citizen of the United States residing at 977 King Street, Greenwich, CT 06831; (B) Guarantor has all requisite power and authority and full legal capacity to execute, deliver and perform this Guaranty and other Loan Documents to which he is a party, and (ii) to consummate the transactions contemplated hereunder and under the other Loan Documents to which he is a party, and Guarantor is under no legal restriction, limitation or disability that would prevent Guarantor from doing any of the foregoing; (C) this Guaranty and the other Loan Documents to which he is a party have been duly executed and delivered by Guarantor and constitute the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors’ rights generally and to the effect of general principles of equity which may limit the availability of equitable remedies (whether in a proceeding at law or in equity); (D) the execution, delivery and performance by Guarantor of this Guaranty and the other Loan Documents to which he is a party and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary actions on the part of Guarantor (none of which actions have been modified or rescinded and all of which are in full force and effect) and do not and will not (1) conflict with or violate any provision of any applicable law, statute, rule, regulation, ordinance, license or tariff or any judgment, decree or order of any court or other Governmental Authority binding on or applicable to Guarantor or any of his properties or assets, (2) conflict with, result in a breach of, constitute a default of or an event of default under, or an event, fact, condition or circumstance which, with notice or passage of time or both, would constitute or result in a conflict, breach, default or event of default under, require any consent not obtained under, or result in or require the acceleration of any indebtedness pursuant to, any indenture, agreement or other instrument to which Guarantor is a party or by which Guarantor or any of Guarantor’s properties or assets are bound or subject; or (3) result in the creation or imposition of any Lien of any nature whatsoever upon any of the properties or assets of Guarantor, except those contemplated hereunder or under the other Loan Documents; (E) Guarantor is not (1) a party or subject to any judgment, order or decree or any agreement, document or instrument or subject to any restriction, any of which do or would adversely affect or prevent Guarantor’s ability to execute or deliver, perform under, consummate the transactions contemplated by, or observe the covenants and agreements contained in, this Guaranty or the other Loan Documents to which he is a party, or to pay the Guaranteed Obligations; or (2) in default or breach of the performance, observance or fulfillment of any obligation, covenant or condition contained in any agreement, document or instrument to which he is a party or by which he or any of his properties or assets is or are bound or subject, which default or breach, if not remedied within any applicable grace period or cure period, could reasonably be expected to have or result in a Material Adverse Effect or Material Adverse Change, nor is there any event, fact, condition or circumstance which, with notice or passage of time, or both, would constitute or result in a conflict, breach, default or event of default under, any of the foregoing which, if not remedied within any applicable grace or cure period, could reasonably be expected to have or result in a Material Adverse Effect or Material Adverse Change; (F) Guarantor is in compliance with all laws, statutes, rules, regulations, ordinances and tariffs of any Governmental Authority with respect or applicable to him and/or his assets and properties and is not in violation of any order, judgment or decree of any court or other Governmental Authority or arbitration board or tribunal, in each case except where noncompliance or violation could not reasonably be expected to have or result in a Material Adverse Effect, and there is no event, fact, condition or circumstance which, with notice or passage of time, or both, would constitute or result in any noncompliance with, or any violation of, any of the foregoing, in each case except where noncompliance or violation could not reasonably be expected to have or result in a Material Adverse Effect; (G) there is no action, suit, proceeding or investigation pending or, to Guarantor’s knowledge, threatened, before or by any court, arbitrator or Governmental Authority (1) against or affecting the Collateral, Guarantor, this Guaranty or the other Loan Documents to which Guarantor is a party or the transactions contemplated hereby or thereby, (2) that questions or could prevent the validity of this Guaranty or the other Loan Documents to which Guarantor is a party or the right or ability of Guarantor to execute or delivery this Guaranty or such other documents or to consummate the transactions contemplated hereby and thereby; (3) that could reasonably be expected to have or result in, either individually or in the aggregate, any Material Adverse Change or Material Adverse Effect, or (4) that could reasonably be expected to result in any Change of Control, nor is Guarantor aware that there is any basis for the foregoing; (H) the execution, delivery and performance of and consummation of the transactions contemplated by this Guaranty and other Loan Documents to which Guarantor is a party do not require any consent, approval or authorization of, or filing, registration or qualification which has not been obtained with, any Governmental Authority or any other Person; (I) Guarantor is not a party to and has not entered into any agreement, document or instrument that conflicts with this Guaranty or that otherwise relates to the Guaranteed Obligations (other than the Loan Documents to which he is a party); (J) the obligations of Guarantor under this Guaranty are not subordinated in any way to any other obligation of Guarantor or to the rights of any other Person; (K) no representation or warranty made by Guarantor in this Guaranty or in any other Loan Document contains any untrue statement of material fact or omits to state any fact necessary to make the statements herein or therein not materially misleading, and there is no fact known to Guarantor which Guarantor has not disclosed to Lender in writing which could reasonably be expected to have or result in a Material Adverse Effect. The foregoing representations and warranties are made with the knowledge and intention that Lender is relying and will rely thereon, and such representations and warranties shall survive the execution and delivery of this Guaranty.

5. Guarantor hereby waives demand, setoff, counterclaim, presentment, protest, notice of dishonor or non-payment, as well as all defenses with respect to any and all instruments, notice of acceptance hereof, notice of Loans or Advances made, credit extended, collateral received or delivered, or any other action taken by Lender in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein, it being the intention hereof that Guarantor shall remain liable as a principal until the full amount of all Guaranteed Obligations shall have been indefeasibly paid in full in cash and performed and satisfied in full and the Credit Agreement terminated, notwithstanding any act, omission or anything else which might otherwise operate as a legal or equitable discharge of Guarantor. The pleading of any statute of limitations as a defense to any demand against Guarantor hereunder and/or under any other Loan Document is expressly waived by Guarantor.

6. Guarantor acknowledges and agrees that its obligations as a Guarantor shall not be impaired, modified, changed, released or limited in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of Borrower or any other guarantor of the Guaranteed Obligations or any other Person or its or their respective estates in bankruptcy resulting from the operation of any present or future provision of the bankruptcy laws or other similar statute, or from the decision of any court.

7. Guarantor acknowledges and agrees that Lender shall have the full right and power, in its sole discretion and without any notice to or consent from Guarantor and without affecting or discharging, in whole or in part, the liability of Guarantor hereunder to deal in any manner with the Guaranteed Obligations and any security or guaranties therefor, including, without limitation, to (A) release, extend, renew, accelerate, compromise or substitute and administer the Guaranteed Obligations and other obligations under the Loan Documents in any manner it sees fit, (B) release any or all collateral for the Guaranteed Obligations, (C) release any guarantor of the Guaranteed Obligations, (D) extend the time for payment of the Guaranteed Obligations or any part thereof, (E) change the interest rate on the Guaranteed Obligations under the Credit Agreement, (F) reduce or increase the outstanding principal amount of the Guaranteed Obligations under the Credit Agreement, (G) make any change, amendment or modification whatsoever to the terms or conditions of the Loan Documents, (H) extend, in whole or in part, on one or any number of occasions, the time for the payment of any principal or interest or any other amount pursuant to the Credit Agreement or for the performance of any term or condition of the Loan Documents, (I) settle, compromise, release, substitute, impair, enforce or exercise, or fail or refuse to enforce or exercise, any claims, rights, or remedies, of any kind or nature, which Lender may at any time have against Borrower or any other guarantor of the Guaranteed Obligations or any other Person, or with respect to any security interest of any kind held by Lender at any time, whether under any Loan Document or otherwise, (J) release or substitute any security interest of any kind held by Lender at any time, (K) collect and retain or liquidate any collateral subject to such security interest, (L) make advances for the purpose of performing any term or covenant contained in the Loan Documents with respect to which Borrower or any other guarantor of the Guaranteed Obligations is in default, (M) foreclose on any of the Collateral, (N) grant waivers or indulgences, (O) obtain any additional guarantors, (P) take a deed in lieu of foreclosure, and/or (Q) take or fail to take any other action whatsoever with respect to the Guaranteed Obligations. Guarantor hereby waives and agrees not to assert against Lender any rights which a guarantor or surety could exercise. Notwithstanding any other provision of this Guaranty or any other Loan Document, Guarantor agrees that Lender has no duties of any nature whatsoever to any Guarantor, whether express or implied, by virtue of this Guaranty, or any other Loan Document, operation of law or otherwise.

8. Guarantor agrees that his obligations hereunder are independent of the obligations of Borrower or any other guarantor of the Guaranteed Obligations or any other Person. Guarantor shall take all necessary and appropriate actions to ensure that this Guaranty is and remains enforceable against Guarantor in accordance with its terms and that Guarantor complies with each of its obligations hereunder. Guarantor shall not (a) cause or permit to be done, or enter into or make or become a party to any agreement (oral or written), arrangement or commitment to do or cause to be done, any of the things prohibited by this Guaranty or any other Loan Document to which he is a party or that would breach this Guaranty, any other Loan Document to which he is a party or any other instrument, agreement, arrangement, commitment or document to which Guarantor is a party or by which Guarantor or any of his properties or assets is or may be bound or subject, or (b) enter into or make or become a party to any agreement, document or instrument or arrangement that conflicts with this Guaranty or the other Loan Documents to which he is a party or that would prevent such Guarantor from complying with and performing under this Guaranty or the other Loan Documents to which he is a party. Guarantor shall not (i) make or permit to be made any deposits to any Lockbox Account except for collections of Accounts and proceeds of other Collateral, or (ii) take any action whatsoever that would prevent, inhibit, interfere with or delay the prompt transfer of funds from any Lockbox Account to the Concentration Account.

9. Guarantor agrees that it shall have no right of subrogation whatever with respect to the Guaranteed Obligations guaranteed hereby or to any collateral securing such Guaranteed Obligations unless and until such Guaranteed Obligations have been irrevocably and indefeasibly paid in full in cash and performed in full and the Credit Agreement and this Guaranty have been terminated.

10. Guarantor acknowledges and agrees that (a) it will benefit from the execution, delivery and performance by Lender of the Amendment and the other Loan Documents and the advancement of the Loans to Borrower, (b) the Loans by Lender constitute valuable consideration to Guarantor, (c) this Guaranty is intended to be an inducement to Lender to execute, deliver and perform the Amendment and the other Loan Documents and to extend credit and the Loans to Borrower, whether the Guaranteed Obligations were created or acquired before or after the date of this Guaranty, and (d) Lender is relying upon this Guaranty in making and advancing the Loans to Borrower.

11. Guarantor agrees that this Guaranty shall inure to the benefit of, and may be enforced by, Lender, Transferees (as defined below), all future holders of any Loan, any Note, or any of the Guaranteed Obligations or any of the Collateral and all Transferees, and each of their respective successors and assigns, and shall be binding upon and enforceable against Guarantor and Guarantor’s assigns and successors. Guarantor agrees that it may not assign, delegate or transfer this Guaranty or any of its rights or obligations under this Guaranty without the prior written consent of Lender. No rights are intended to be created under this Guaranty or any other Loan Document for the benefit of any third party donee, creditor or incidental beneficiary of Borrower or Guarantor. Nothing contained in this Guaranty or any other Loan Document shall be construed as a delegation to Lender of any Guarantor’s duty of performance, including, without limitation, any duties under any account or contract in which Lender has a security interest or Lien. GUARANTOR ACKNOWLEDGES AND AGREES THAT LENDER AT ANY TIME AND FROM TIME TO TIME MAY (I) DIVIDE AND RESTATE ANY NOTE, AND/OR (II) SELL, ASSIGN OR GRANT PARTICIPATING INTERESTS IN OR TRANSFER ALL OR ANY PART OF ITS RIGHTS OR OBLIGATIONS UNDER THIS GUARANTY, ANY NOTE, THE GUARANTEED OBLIGATIONS, THE COLLATERAL AND/OR THE OTHER LOAN DOCUMENTS TO OTHER PERSONS (EACH SUCH TRANSFEREE, ASSIGNEE OR PURCHASER, A “TRANSFEREE”). In such case, each Transferee shall have all of the rights and benefits with respect to the Guaranteed Obligations, any Note, the Collateral, this Guaranty and the other Loan Documents held by it as fully as if such Transferee were the original holder thereof (including without limitation rights of set-off and recoupment), and shall become vested with all of the powers and rights given to Lender hereunder with respect thereto, and shall be deemed to be a “Lender” for all purposes hereunder, the predecessor Lender shall thereafter be forever released and fully discharged from any liability or responsibility hereunder with respect to the rights and interests so assigned, and either Lender or any Transferee may be designated as the sole agent to manage the transactions and obligations contemplated herein. Notwithstanding any other provision of this Guaranty or any other Loan Document, Lender may disclose to any Transferee all information, and may furnish to such Transferee copies of reports, financial statements, certificates, and documents obtained under any provision of this Guaranty or any Loan Document.

12. Guarantor hereby agrees to take or cause to be taken such further actions, to obtain such consents and approvals and to duly execute, deliver and file or cause to be executed, delivered and filed such further agreements, assignments, instructions, documents and instruments as may be necessary or as may be reasonably requested by Lender in order to fully effectuate the purposes, terms and conditions of this Guaranty and the consummation of the transactions contemplated hereby and performance and payment of the Guaranteed Obligations hereunder, whether before, at or after the performance and/or consummation of the transactions contemplated hereby or the occurrence of a Default or Event of Default under any Loan Document.

13. Any notice or request under this Guaranty shall be given to any party to this Guaranty at such party’s address set forth beneath its signature on the signature page to this Guaranty, or at such other address as such party may hereafter specify in a notice given in the manner required under this Section 13. Any notice or request hereunder shall be given only by and shall be deemed to have been received upon (each a “Receipt”): (i) registered or certified mail, return receipt requested, on the date on which such is received as indicated in such return receipt, (ii) delivery by a nationally recognized overnight courier, one (1) Business Day after deposit with such courier, or (iii) facsimile transmission, in each case upon telephone or further electronic communication from the recipient acknowledging receipt (whether automatic or manual from recipient), as applicable.

If to Lender:

CapitalSource Finance LLC

4445 Willard Avenue

12th Floor

Chevy Chase, MD 20815

Attention:

Telephone: (301) 841-2700

FAX: (301) 841-2340

14. Guarantor hereby agrees and acknowledges that no course of action or dealing, renewal, release or extension of any provision of this Guaranty or any other Loan Document or any rights or obligations hereunder, release of Guarantor or any of the foregoing, or delay, failure or omission on Lender’s part in enforcing this Guaranty, or any other Loan Document or in exercising any right, remedy, option or power hereunder or thereunder shall affect the liability of Guarantor or operate as a waiver of such or of any other right, remedy, power or option or of any default, nor shall any single or partial exercise of any right, remedy, option or power hereunder or thereunder affect the liability of Guarantor or preclude any other or further exercise of such or any other right, remedy, power or option. No waiver by Lender of any one or more defaults by Guarantor in the performance of any of the provisions of this Guaranty shall operate or be construed as a waiver of any future default or defaults, whether of a like or different nature, and each such waiver shall be limited solely to the express terms and provisions of such waiver. Notwithstanding any other provision of this Guaranty or any other Loan Document, by making Advances, Lender does not waive a breach of any representation or warranty of any Guarantor under this Guaranty or under any other Loan Document, and all of Lender’s claims and rights resulting from any breach or misrepresentation by Guarantor are specifically reserved by Lender.

15. If any term or provision of this Guaranty is adjudicated to be invalid under applicable laws or regulations, such provision shall be inapplicable to the extent of such invalidity without affecting the validity or enforceability of the remainder of this Guaranty which shall be given effect so far as possible.

16. It is the express intention and agreement of the Guarantor that all agreements, covenants, obligations, representations, warranties, waivers and indemnities made by Guarantor herein shall survive the execution, delivery and termination of this Guaranty and the other Loan Documents until all Guaranteed Obligations are performed in full and indefeasibly paid in full in cash and the Credit Agreement is terminated.

17. Lender shall have the right in its sole discretion to determine which rights, powers, Liens, security interests or remedies Lender may at any time pursue, relinquish, subordinate or modify or to take any other action with respect thereto and such determination will not in any way modify or affect any of Lender’s rights, powers, Liens, security interests or remedies hereunder or under any of the Loan Documents, under applicable law or at equity. The enumeration of the rights and remedies herein is not intended to be exhaustive. The rights and remedies of Lender described herein are cumulative and are not alternative to or exclusive of any other rights or remedies which Lender otherwise may have by contract or at law or in equity, and the partial or complete exercise of any right or remedy shall not preclude any other further exercise of such or any other right or remedy.

18. This Guaranty shall be effective on the date hereof and shall continue in full force and effect until the full performance and indefeasible payment in full in cash of all Guaranteed Obligations and termination of the Credit Agreement, all in accordance with the Credit Agreement, and the rights and powers granted to Lender hereunder shall continue in full force and effect notwithstanding the termination of this Guaranty or fact that Borrower’s borrowings under the Credit Agreement may from time to time be temporarily in a zero or credit position until all of the Guaranteed Obligations have been indefeasibly paid in full in cash and performed and satisfied in full and the Credit Agreement terminated. Guarantor waives any rights which it may have under the UCC or otherwise to demand the filing of termination statements with respect to the Collateral, and Lender shall not be required to send such termination statements to Guarantor, or to file them with any filing office, unless and until this Guaranty and the Credit Agreement shall have been terminated in accordance with their respective terms and all Guaranteed Obligations shall have been performed in full and indefeasibly paid in full in cash.

19. This Guaranty may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument. This Guaranty may be executed by facsimile transmission, which facsimile signatures shall be considered original executed counterparts, and Guarantor agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party to this Guaranty.

20. GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION ARISING UNDER THIS GUARANTY OR ANY OTHER DIP LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR INCIDENTAL TO THE DEALINGS OF THE PARTIES WITH RESPECT TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT EITHER GUARANTOR OR LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE GUARANTOR TO THE WAIVER OF THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY.

21. This Guaranty and the other Loan Documents to which Guarantor is a party constitute the entire agreement between Guarantor and Lender with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings, if any, relating to the subject matter hereof or thereof. Any promises, representations, warranties or guarantees not herein contained and hereinafter made shall have no force and effect unless in writing and signed by Guarantor and Lender. Neither this Guaranty nor any provision hereof may be changed, modified, amended, restated, waived, supplemented, discharged, canceled or terminated orally or by any course of dealing or in any other manner other than by an agreement in writing signed by Lender and Guarantor. Guarantor acknowledges that he has been advised by counsel in connection with the negotiation and execution of this Guaranty and the other Loan Documents to which he is a party and is not relying upon oral representations or statements inconsistent with the terms and/or provisions of this Guaranty or such documents. Any waiver of this Guaranty by Lender shall be limited solely to the express terms and provisions of such waiver.

22. This Guaranty is not intended to benefit or confer any rights upon Borrower or upon any third party other than Lender, who is an intended beneficiary hereof and for whose benefit this Guaranty is explicitly made.

23. In addition to any other rights Lender may have hereunder or under any of the Loan Documents or under applicable law or at equity, upon the occurrence and continuation of any Event of Default, Lender shall have the right to apply any property of Guarantor held by Lender to reduce the Guaranteed Obligations. In addition to the provisions set forth in this Guaranty and the other Loan Documents, Lender shall have the right to exercise any and all other rights, options and remedies provided for herein or in any other Loan Document, under the UCC or at law or in equity generally, including, without limitation, the right (a) to foreclose its security interests and Liens, (b) to realize upon or to take possession of or sell any of the Collateral with or without judicial process, and (c) to exercise such rights and powers with respect to the Collateral as Guarantor might exercise.

24. Lender shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral or any matter or proceeding arising out of or relating thereto or to this Guaranty, including without limitation, any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights pertaining thereto. Guarantor hereby waives any and all defenses and counterclaims it may have or could interpose in any action or procedure brought by Lender to obtain an order of court recognizing the assignment or security interests and Liens of Lender in and to the Collateral.

25. Guarantor agrees (a) not to transmit or disclose provisions of this Guaranty or any other Loan Document to any Person without Lender’s prior written consent, (b) that Guarantor shall inform all such Persons of the confidential nature hereof and thereof and shall direct them not to disclose it to any other Person, and (c) that Guarantor shall require each them to be bound by these provisions. Guarantor agrees to submit to Lender and Lender reserves the right to review and approve all materials that Guarantor prepares that contain Lender’s name or describe or refer to this Guaranty or any other Loan Document, any of the terms hereof or thereof or any of the transactions contemplated hereby or thereby. Notwithstanding any other provision of this Guaranty or any other Loan Document, Guarantor shall not, nor shall it permit any of its Subsidiaries to, use Lender’s name (or the name of any of Lender’s Affiliates) in connection with any of its business operations, including without limitation, advertising, marketing or press releases or such other similar purposes, without Lender’s prior written consent. Nothing contained in this Guaranty or in any of the other Loan Documents is intended to permit or authorize Guarantor to make any contract on behalf of Lender.

26. Upon the exercise by Lender or any of its Affiliates of any right or remedy under this Guaranty or any other Loan Document that requires any consent, approval or registration with, or consent, qualification or authorization by, any Governmental Authority, Guarantor will execute and deliver, or will cause the execution and delivery of, all applications, certificates, instruments and other documents that Lender may be required to obtain for such governmental consent, approval, registration, qualification or authorization.

27. In addition to and notwithstanding any other provision of this Guaranty or any other Loan Document, Lender, in its sole discretion, shall have the right, at any time that Guarantor fails to do so, and from time to time, without prior notice to Guarantor, to (i) obtain insurance covering any of the Collateral as and to the extent required under the Credit Agreement; (ii) pay for the performance of any of the Guarantor’s obligations hereunder; (iii) discharge taxes, liens, security interests, or other encumbrances at any time levied or placed on any of the Collateral in violation of this Guaranty or any other Loan Document; and (iv) pay for the maintenance and preservation of any of the Collateral. Such expenses and advances shall be added to the Guaranteed Obligations until reimbursed to Lender and shall be secured by the Collateral. Any such payments and advances by Lender shall not be construed as a waiver by Lender of any Event of Default or any other rights, remedies or powers of Lender hereunder, or under any other Loan Document or otherwise.

28. Unless expressly provided herein to the contrary, Guarantor agrees that any approval, consent, waiver or satisfaction of Lender with respect to any matter that is subject of this Guaranty or the other Loan Documents may be granted or withheld by Lender in its sole and absolute discretion.

29. Notwithstanding any other provision of this Guaranty or any other Loan Document, Guarantor voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself, its managers, members, directors, officers, employees, stockholders, Affiliates, agents, representatives, accountants, attorneys, successors and assigns and their respective Affiliates (collectively, the “Releasing Parties”) hereby fully and completely releases and forever discharges the Indemnified Parties and any other Person or insurer which may be responsible or liable for the acts or omissions of any of the Indemnified Parties, or who may be liable for the injury or damage resulting therefrom (collectively, with the Indemnified Parties, the “Released Parties”), of and from any and all actions, causes of action, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, vested or contingent, that any of the Releasing Parties has against any of the Released Parties as of the date of the Amendment. Guarantor acknowledges that the foregoing release is a material inducement to Lender’s decision to extend to Borrower and Guarantor the financial accommodations hereunder and under the Amendment and the other Loan Documents and has been relied upon by Lender in agreeing to make and in making each Advance.

30. In any litigation, arbitration or other dispute resolution proceeding relating to this Guaranty or to any other Loan Document, Guarantor waives any and all defenses, objections and counterclaims it may have or could interpose with respect to any director, officer, employee or agent of Guarantor and/or its and their Affiliates being deemed to be employees or managing agents of Guarantor for purposes of all applicable law or court rules regarding the production of witnesses by notice for testimony (whether in a deposition, at trial or otherwise). Guarantor waives any and all defenses, objections and counterclaims it may have or could interpose with respect to Lender’s counsel in any such dispute resolution proceeding examining any such individuals as if under cross-examination and using any discovery deposition of any of them in that proceeding as if it were an evidence deposition. Guarantor waives any and all defenses, objections and counterclaims it may have or could interpose with respect to it using all commercially reasonable efforts to produce in any such dispute resolution proceeding, at the time and in the manner requested by Lender, all Persons, documents (whether in tangible, electronic or other form) and/or other things under its control and relating to the dispute.

31. Guarantor hereby confirms, adopts and agrees to be bound by and comply with as if set out in full herein, all of the other agreements, appointments, covenants and obligations not expressly included in this Guaranty that are set forth in the Amendment, Credit Agreement or other Loan Documents and that relate or apply to Borrower, any Subsidiary of Borrower or Guarantor.

32. Until indefeasible payment in full in cash and performance in full of all the Guaranteed Obligations and termination of this Agreement, Guarantor (i) shall furnish and deliver to Lender on or before the 30th calendar day after the end of each calendar quarter (each March 31, June 30, September 30, and December 31 of each year) starting with the quarter ending June 30, 2006, personal financial statements in form acceptable to Lender, (ii) shall furnish and deliver to Lender on or before the 10th calendar day after the date in each calendar year when Guarantor’s annual federal and state income tax returns are required to be filed (and a copy of any extension filing made by Guarantor within ten calendar days of the filing of such extension), complete copies of Guarantor’s annual federal and state income tax returns ( including all schedules thereto) for the immediately prior calendar year (commencing with the tax returns for the calendar year ending December 31, 2006) to Lender’s satisfaction, and (iii) shall not sell , encumber, or transfer ( other than for assets with equivalent value) or dissipate or otherwise expropriate or give away any material portion or amount of Guarantor’s assets or properties and shall provide Lender with notice of any disposition of any material portion or amount of Guarantor’s assets or properties.

33. This Guaranty shall be governed by and construed in accordance with the internal laws of the State of Maryland without giving effect to its choice of law provisions. Any judicial proceeding against any Guarantor with respect to the Guaranteed Obligations, any other Loan Document or any related agreement may be brought in any federal or state court of competent jurisdiction located in the State of Maryland. By execution and delivery of this Guaranty, Guarantor (i) accepts the non-exclusive jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any judgment rendered thereby, (ii) waives personal service of process, (iii) agrees that service of process upon it may be made by certified or registered mail, return receipt requested, pursuant to Section 13 hereof, and (iv) waives any objection to jurisdiction and venue of any action instituted hereunder and agrees not to assert any defense based on lack of jurisdiction or venue or convenience, and (v) agrees that Lender has accepted in Maryland the Loan Documents executed by Borrower and Guarantor and has disbursed Loans and Advances under the Loan Documents in Maryland. Nothing shall affect the right of Lender to serve process in any manner permitted by law or shall limit the right of Lender to bring proceedings against Guarantor in the courts of any other jurisdiction having jurisdiction. Any judicial proceedings against Lender involving, directly or indirectly, the Guaranteed Obligations, any Loan Document or any related agreement shall be brought only in a federal or state court located in the State of Maryland. Guarantor acknowledges that it participated in the negotiation and drafting of this Guaranty and that, accordingly, it shall not move or petition a court construing this Agreement to construe it more stringently against Lender.

[SIGNATURES APPEARS ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the day and year first above written.

GUARANTOR:

Name: SHAWKAT RASLAN
Social Security Number:

Address:
977 King Street
Greenwich, CT 06831

STATE OF
COUNTY OF

Subscribed and sworn to before me this day of May, 2006, by Shawkat Raslan, who personally appeared before me and is personally known to me to be the same person who executed the foregoing document.

Notary Public:
Print Name :
My commission expires: